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                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K



              Current Report Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  July 14, 1999
                                  -------------



                               INTER PARFUMS, INC.
             (Exact name of Registrant as specified in its charter)

                         Commission File Number 0-16469



           Delaware                                             13-3275609
-------------------------------                            -------------------
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)



                   551 Fifth Avenue, New York, New York 10176
                   ------------------------------------------
                    (Address of Principal Executive Offices)



                                 (212) 983-2640
                                 --------------
              (Registrant's Telephone number, including area code)



                         JEAN PHILIPPE FRAGRANCES, INC.
                         ------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On July 14, 1999, the Registrant changed its name to Inter Parfums,
Inc.










                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: July 14, 1999

                                          Inter Parfums, Inc., formerly
                                          Jean Philippe Fragrances, Inc.




                                          By: /s/ Jean Madar
                                              ---------------------
                                          Jean Madar, Chief Executive Officer